                                                     Exhibit 24
                                                     Page 1 of 2


               BALTIMORE GAS AND ELECTRIC COMPANY

                        POWER OF ATTORNEY
                        _________________


     KNOW  ALL  MEN  BY  THESE  PRESENTS,  that  the  undersigned directors and officers of Baltimore Gas and Electric Company hereby constitute and appoint C. H. Poindexter, E. A. Crooke, C.
W. Shivery, and L. H. Church, and each of them their true and lawful attorneys and agents to do any and all acts and things and to execute, in their names any and all instruments which said attorneys and agents, or any of them, may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of 3,000,000 shares of Baltimore Gas and Electric Company Common Stock (without par value) to be offered pursuant to the Baltimore Gas and Electric Company 1995 Long-Term Incentive Plan, all as authorized by Resolutions adopted by the Board of Directors of Baltimore Gas and Electric Company at a meeting held May 19, 1995, including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statements to be filed with the Securities and Exchange Commission in respect of said Common Stock, to any and all amendments to any registration statement in respect to said Common Stock and to any instruments or documents filed as part of or in connection with said registration statements or amendments to such documents; and each of the undersigned hereby ratifies and confirms all that said attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 19th day of May, 1995.

                            Signature
                            _________

                                      /s/ C. H. Poindexter
Principal Executive Officer      _______________________________
  and Director                           C. H. Poindexter
                               Chairman of the Board and Director


                                        /s/ C. W. Shivery
Principal Financial and          _______________________________
  Accounting Officer                      C. W. Shivery
                                          Vice President

                                                     Exhibit 24
                                                     Page 2 of 2

                                        Power   of  Attorney   in
                                        connection    with    the
                                        registration of 3,000,000
                                        shares  of Baltimore  Gas
                                        and    Electric   Company
                                        Common Stock (without par
                                        value)   to  be   offered
                                        pursuant to the Baltimore
                                        Gas  and Electric Company
                                        1995  Long-Term Incentive
                                        Plan.


                            Directors
                            _________


/s/ H. Furlong Baldwin             /s/ Martin L. Grass
______________________________     ______________________________



/s/ Beverly B. Byron               /s/ Freeman A. Hrabowski III
______________________________     ______________________________



/s/ J. Owen Cole                   /s/ Nancy Lampton
______________________________     ______________________________



/s/ Dan A. Colussy                 /s/ George V. McGowan
______________________________     ______________________________



/s/ Edward A. Crooke               /s/ George L. Russell, Jr.
______________________________     ______________________________



/s/ James R. Curtiss               /s/ Michael D. Sullivan
______________________________     ______________________________



/s/ Jerome W. Geckle
______________________________




Dated:  May 19, 1995